Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions
Acquisitions
For the year ended December 31, 2014, the Company completed the acquisitions of eight collection companies. Consideration transferred amounted to approximately $8.6 for these acquisitions during fiscal 2014, of which $0.8 will be paid in 2015. Transaction costs related to these acquisitions were not significant for the year ended December 31, 2014.
For the year ended December 31, 2013, the Company completed the acquisitions of seventeen collection companies. Consideration transferred amounted to approximately $31.3 for these acquisitions during fiscal 2013, of which $1.5 was paid in 2014. Transaction costs related to these acquisitions were not significant for the year ended December 31, 2013.
As discussed in Note 1 to the consolidated financial statements, effective November 20, 2012, ADS Waste acquired the stock of Veolia ES Solid Waste division from Veolia Environnment S.A. for a purchase price of approximately $1.9 billion subject to a working capital and net company debt adjustment which was completed within one year from date of purchase. In September 2013, the Company paid an additional $20.6 related to the working capital and net Company debt adjustment and in November 2013 completed the final opening balance sheet adjustments which were not significant. Approval of the transaction by the United States Department of Justice was granted pursuant to a consent decree issued in November 2012, provided the Company sell certain assets, including one landfill and two transfer stations in Central Georgia, three commercial waste collection routes in the Macon, Georgia area and three transfer stations in northern New Jersey. The sale of those assets was completed in fiscal 2013 (Note 4). Transaction costs incurred in connection with the acquisition were approximately $26.5.
The results of operations of each acquisition are included in the consolidated statements of operations of the Company subsequent to the closing date of each acquisition.

The following table summarizes the estimated fair values of the assets acquired by year of acquisition:

	2014	2013
Current assets	$0.5	$0.5
Property and equipment	2.6	12.9
Goodwill	1.3	4.3
Other intangible assets	5.5	13.8
Total assets acquired	9.9	31.5
Current liabilities	$1.3	$0.2
Total liabilities assumed	1.3	0.2
Net assets acquired	$8.6	$31.3

The following table presents the allocation of the purchase price to other intangible assets:

	2014	2013
Customer lists and contracts	$4.3	$12.8
Tradenames	—	0.1
Noncompete	1.2	0.9
	$5.5	$13.8

The amount of goodwill deductible for tax purposes was $113.7 and $132.6 at December 31, 2014 and 2013, respectively.
The weighted average remaining life of other intangible assets in years at December 31, 2014 is as follows:

Customer lists and contracts	15.0
Tradenames	0.5
Noncompete	5.0

The amounts of revenue and earnings of Veolia ES Solid Waste included in the consolidated statements of operations from the acquisition date to December 31, 2012 are as follows:

Revenue	$93.0
Net loss	(8.8)

The following represents the pro forma consolidated statements of operations as if the acquisition of Veolia ES Solid Waste had been included in the consolidated results of the Company for the entire year ending December 31, 2012:

Revenue	$1,294.7
Earnings	(105.0)

Goodwill and or intangible assets increased by $0.1, $26.6 and $0.1, primarily relating to working capital adjustments completed in the preceding year for the years ended December 31, 2014, 2013 and 2012, respectively.